UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2023

Chegg, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36180	20-3237489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle
Santa Clara,	California	95054
(Address of principal executive offices)		(Zip Code)
(408) 855-5700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CHGG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

On May 11, 2023, Chegg, Inc. (the “Company”) entered into individual, privately negotiated exchange agreements (the “Exchange Agreements”) with a limited number of holders of its outstanding 0% Convertible Senior Notes due 2026 (“2026 Notes”) and 0.125% Convertible Senior Notes due 2025 (“2025 Notes,” together with the 2026 Notes, the “Notes”) to exchange $66.2 million and $235.6 million in aggregate principal amount of the 2026 Notes and 2025 Notes, respectively, for an estimated aggregate cash repurchase price of approximately $50.3 million and $209.7 million, respectively. The final aggregate cash repurchase price of the 2025 Notes will be determined in part based on the volume weighted average price of the Company’s common stock on May 12, 2023.

The Notes exchange transactions are expected to close on May 22, 2023, subject to the satisfaction of customary closing conditions. Following the closing, approximately $433.8 million and $464.4 million of aggregate principal amount of the 2026 Notes and 2025 Notes, respectively, will remain outstanding.

Copies of each Form of Exchange Agreement are filed as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K and each is incorporated by reference herein. The foregoing description of the Exchange Agreements is qualified in its entirety by reference to such exhibits.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report, including statements regarding the amount of the Notes to be exchanged, the amount of the Notes to remain outstanding following completion of the exchange transactions, the ability to complete the exchange transactions on the timeline described herein or at all, and the final aggregate cash repurchase prices for the exchange transactions are forward-looking statements. The words “will,” “plans,” “expects” and similar expressions are intended to identify these forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including changes in the price of our common stock and changes in the convertible note or other capital markets. In addition, new risks may emerge from time to time, and it is not possible for the Company to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements made. In light of these risks, uncertainties and assumptions, the future events discussed in this Current Report on Form 8-K may not occur and actual future results may be materially different from those anticipated or implied in the forward-looking statements.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
99.1	Form of Exchange Agreement (2025 notes)
99.2	Form of Exchange Agreement (2026 notes)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEGG, INC.

By: /s/ Andrew Brown
Name: Andrew Brown
Title: Chief Financial Officer
Date: May 12, 2023